--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                   July 31, 1999



Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

     In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,


/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1999



Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock 1999 Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNN". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1999 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                ------------------------------------------------------------
                                   6/30/99        12/31/98       Change    High      Low
--------------------------------------------------------------------------------------------
Stock Price                        $ 9.9375       $ 9.75          1.92%    $ 9.9375   $9.75
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)              $10.12         $10.04           .80%    $10.13    $10.04
--------------------------------------------------------------------------------------------
5-Year U.S. Treasury Note            5.65%          4.54%        24.45%      5.91%     4.46%
--------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; however, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, a tightening of labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. Although, an additional 25-50 basis points of tightening by year end is certainly possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

     U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. For example, the yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately the Federal Reserve increased interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% last year because of the global financial crisis but cited in their June meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

     As interest rates rose and alleviated prepayment fear, mortgage securities outperformed the broader investment grade bond market. For the period ended June 30, 1999 the LEHMAN BROTHERS MORTGAGE INDEX posted a 0.53% total return versus -1.39% for the LEHMAN BROTHERS AGGREGATE INDEX. After significantly underperforming Treasuries in 1998, mortgages experienced a significant rally in late 1998 following through into the first quarter of 1999. Although yields have tightened significantly from their crisis levels in 1998, mortgages remain compelling as a record issuance has come to market and kept yields attractive. Although higher mortgage rates have reduced prepayment fears, mortgage rates still remain at historically low levels.

     Investment grade corporate securities underperformed the broader investment grade bond market, as corporates measured by Merrill Lynch U.S. Corporate Master Index returned-2.52%, as compared to the Lehman Brothers Aggregate Index's -1.39%. Corporate profitability continues to be the driving factor of corporate bond performance and profit growth remains under pressure from overseas markets and a strong labor market. Deteriorating fundamentals (four times as many downgrades as upgrades in the first quarter according to S&P) combined with weakening profit growth and increased issuance will continue to pressure the corporate market. Investor appetite for credit and liquidity risk remains suppressed after last year's volatility. We anticipate new supply to start to taper off early in the fourth quarter and relieve some of the pressure that investment grade corporates have been experiencing.

     THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and December 31, 1998 asset composition and credit rating.

     ---------------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
     ---------------------------------------------------------------------------------------
     COMPOSITION                                       JUNE 30, 1999       DECEMBER 31, 1998
     ---------------------------------------------------------------------------------------
     Corporate Bonds                                     56%                    52%
     ---------------------------------------------------------------------------------------
     U.S. Government Securities                          21%                     4%
     ---------------------------------------------------------------------------------------
     Taxable Municipal Securities                         9%                    10%
     ---------------------------------------------------------------------------------------
     Asset-Backed Securities                              5%                     6%
     ---------------------------------------------------------------------------------------
     Adjustable-Rate Mortgages                            5%                     3%
     ---------------------------------------------------------------------------------------
     Mortgage Pass-Throughs                               1%                     5%
     ---------------------------------------------------------------------------------------
     Agency Multiple Class Mortgage Pass-Throughs         1%                     8%
     ---------------------------------------------------------------------------------------
     Interest-Only Mortgage-Backed Securities             1%                     2%
     ---------------------------------------------------------------------------------------
     Principal-Only Mortgage-Backed Securities            1%                    10%
     ---------------------------------------------------------------------------------------

                                        ----------------------------------------
                                                RATING % OF CORPORATES
--------------------------------------------------------------------------------
          CREDIT RATING                    JUNE 30, 1999       DECEMBER 31, 1998
--------------------------------------------------------------------------------
          AA or equivalent                    5%                    11%
--------------------------------------------------------------------------------
          A or equivalent                    82%                    58%
--------------------------------------------------------------------------------
          BBB or equivalent                  11%                    22%
--------------------------------------------------------------------------------
          BB or equivalent                    2%                     9%
--------------------------------------------------------------------------------

     As we prepare for the Trust's successful return of $10.00 per share in December 1999, portfolio management activity during the period continued to focus on bonds whose final maturity dates occur on or shortly before December 31, 1999. As of June 30, approximately 35% of the Trust was comprised of cash equivalents, which is a result of securities maturing and the realization of capital gains by the Trust. This percentage will rise as the remainder of the Trust's assets mature, prior to December 31, 1999. The majority of the portfolio is comprised of investment grade corporates, asset-backed securities (ABS) and well-structured mortgages. The Trust was active in reducing positions in bonds that have maturity dates or potential cash flows after the Trust's termination date. Sales of these securities resulted in a further reduction in the Trust's aggregate mortgage allocation. Lastly, the Trust's use of leverage was eliminated and the Trust does not expect to utilize leverage before termination.

     We thank you for your investment in the BlackRock 1999 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions about the Trust or its termination. We look forward to being able to serve your future investment needs.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock 1999 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. You can also reach us via e-mail at closedend_funds@blackrock.com


Sincerely,



/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BNN
--------------------------------------------------------------------------------
Initial Offering Date:                                         December 23, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/99:                                  $9.9375
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/99:                                     $10.12
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/99 (9.9375)1:                4.02%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                            $0.0333
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                         $0.3996
--------------------------------------------------------------------------------
-------------------------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
RATING*    (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS--74.3%
                         MORTGAGE PASS-THROUGHS--1.2%
          $ 235          Federal Home Loan Mortgage Corp.,
                           5.50%, 9/01/99, 5 year Multifamily       $   234,143
          2,465          Federal Housing Administration,
                           Massachusetts Hsg. Fin. Agcy.,
                           Ser. C, 6.85%, 4/01/19 ..............      2,285,918
                                                                   ------------
                                                                      2,520,061
                                                                   ------------

                         MULTIPLE CLASS MORTGAGE PASS-THROUGHS--3.6%
                           Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Certificates,
             44            Ser. 1190, Class 1190-G,
                             11/15/20 ..........................         44,296
              4            Ser. 1296, Class 1296-H,
                             7/15/99 (ARM) .....................          3,893
            365            Ser. 1329, Class1329-SA,
                             8/15/99 (ARM) .....................        365,572
            368            Ser. 1330, Class 1330-I,
                             9/15/99 (ARM) .....................        368,581
          1,615            Ser. 1444, Class 1444-I,
                             1/15/00 (ARM) .....................      1,620,815
            567            Ser. 1444, Class 1444-K,
                             1/15/00 (ARM) .....................        571,216
            100             Ser. 1998, Class 1998-S,
                             3/17/07 (ARM) .....................         99,895
            424             Ser. 1987, Class 1987-SP,
                             3/15/12  (ARM) ....................        425,669
                         Federal National Mortgage Association,
                           REMIC Pass-Through Certificates,
            288            Trust 1992-176, Class-176-FA,
                             10/25/99  (ARM) ...................        287,057
          2,322            Trust 1992-199, Class-199-SB,
                             11/25/99  (ARM) ...................      2,235,502
          1,853            Trust 1998-47, Class 47-S,
                             11/18/04 (ARM) ....................      1,853,015
                                                                   ------------
                                                                      7,875,511
                                                                   ------------
                         INTEREST ONLY MORTGAGE-BACKED
                         SECURITIES--0.2%
                         Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Certificates,
            124            Ser. 1330, Class 1330-M,
                             9/15/99 ...........................         14,845
            121            Ser. 1473, Class 1473-JA,
                             2/15/05                                        574
                         Federal National Mortgage Association,
                           REMIC Pass-Through Certificates,
            550            Trust 1993-G33, Class 33-P,
                             9/25/14 ...........................          5,424
            509          Government National Mortgage Association,
                           REMIC Pass-Through Certificates,
                           Trust 1997-8, Class 8-SG,
                             8/16/18 ...........................        511,690
                                                                   ------------
                                                                        532,533
                                                                   ------------
                         PRINCIPAL ONLY MORTGAGE-BACKED
                         SECURITIES--0.9%
                         Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Cerificates,
          1,567            Ser. 1359, Class 1359-C,
                             9/15/99 ...........................      1,558,625
            327          Federal National Mortgage Association,
                           REMIC Pass-Through Certificates,
                           Trust 1993-4 Class 4-D,
                             9/25/22 ...........................        325,082
                                                                   ------------
                                                                      1,883,707
                                                                   ------------
                         CORPORATE BONDS--41.9%
                         FINANCE & BANKING--19.3%

AA-       3,350          Associates Corp. of North America,
                           6.75%, 10/15/99 .....................      3,361,993
A+        4,200          Citigroup, Inc.,
                           9.75%, 8/01/99 ......................      4,212,054
A-        5,000          Fleet Financial Group,
                           8.63%, 12/15/99 .....................      5,054,671
A+        2,500          Goldman Sachs Group LP,
                           6.88%, 9/15/99** ....................      2,505,825
                         International Lease Finance Corp.,
A+        1,100            6.09%, 11/08/99 .....................      1,102,563
A+        4,000            6.30%, 11/01/99 .....................      4,011,640
A         5,000          Lehman Brothers Holdings, Inc.,
                           6.71%, 10/12/99 .....................      5,014,050
BB        2,000          Meditrust Inc.,
                           7.25%, 8/16/99 ......................      1,994,140
BBB+      3,500          PaineWebber Group, Inc.,
                           6.31%, 7/22/99 ......................      3,500,840
Aa3       1,500          Salomon Smith Barney Holdings, Inc.,
                           7.875%, 10/01/99 ....................      1,508,595
A         5,000          Transamerica Finance Corp.,
                           5.97%, 12/09/99 .....................      5,003,050

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
RATING*    (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                         FINANCE &BANKING--(CONTINUED)
A2       $5,000          Union Planters National Bank,
                           6.47%, 10/29/99                          $ 5,004,250
                                                                   ------------
                                                                     42,273,671
                                                                   ------------

                         INDUSTRIALS--17.1%
A+        1,895          Anheuser Busch Cos., Inc.,
                           8.75%, 12/01/99 .....................      1,917,399
A         5,000          Bass America, Inc.,
                           6.75%, 8/01/99 ......................      5,001,950
A+        5,000          Boeing Capital Corp.,
                           6.30%, 12/23/99** ...................      5,012,400
A+        5,000          Chrysler Financial Corp.,
                           9.50%, 12/15/99 .....................      5,083,800
A1        2,500          Ford Motor Co.,
                           7.50%, 11/15/99 .....................      2,516,925
BBB       2,000          Occidental Petroleum Corp.,
                           6.08%, 11/26/99 .....................      2,001,300
BBB-      2,750          Pulte Home Corp.,
                           10.13%, 7/15/99 .....................      2,752,750
A2        5,000          Sears Roebuck & Co.,
                           7.75%, 10/25/99 .....................      5,033,250
A+        3,000          Texaco Capital, Inc.,
                           9.00%, 12/15/99 .....................      3,051,120
A3        1,000          Textron Financial Corp.,
                           7.13%, 10/5/99** ....................      1,002,687
A1        4,000          Walt Disney Corp.,
                           Zero Coupon, 10/20/99** .............      3,954,440
                                                                   ------------
                                                                     37,328,021
                                                                   ------------
                         UTILITIES--5.5%
A+        4,750          Alabama Power Co.,
                           6.38%, 8/01/99 ......................      4,752,802
A2        4,000          Atlanta Gas Light Co.,
                           7.30%, 12/10/99 .....................      4,019,400
A2        1,272          Nova Corporation of Alberta,
                           7.25%, 7/6/99 .......................      1,272,204
BBB+      2,000          Potomac Capital Investment Corp.,
                           6.73%, 8/09/99** ....................      2,001,560
                                                                   ------------
                                                                     12,045,966
                                                                   ------------
                         Total Corporate Bonds .................     91,647,658
                                                                   ------------
                         ASSET-BACKED SECURITIES--3.8%
AAA       8,225          Prime Credit Card Trust,
                           Ser. 1992-2, Class A,
                           7.45%, 11/15/02 .....................      8,285,988
                                                                   ------------
                         U.S GOVERNMENT AND AGENCY
                         SECURITIES--15.7%
          5,000          Federal Farm Credit Bank,
                           5.06%, 10/1/99 ......................      4,995,300
          7,115          Federal National Mortgage Association,
                           Zero Coupon, 8/10/04 ................      7,074,160
                         Student Loan Marketing Association,
         10,000            5.16%, 12/16/99 .....................     10,000,000
          5,000            5.17%, 11/18/99 .....................      4,999,900
                         United States Treasury Notes,
          3,000            5.75%, 9/30/99 ......................      3,006,090
          4,265            6.00%, 8/15/99 ......................      4,271,014
                                                                   ------------
                                                                     34,346,464
                                                                   ------------
                         TAXABLE MUNICIPAL BONDS--7.0%
AAA       2,000          Alameda County California Pension,
                           Ser. A, 7.35%, 12/01/99 .............      2,013,480
Aaa       2,295          Essex County New Jersey,
                           Zero Coupon, 11/15/99 ...............      2,250,087
AAA       1,500          Long Beach California Pension,
                           6.26%, 09/01/99 .....................      1,501,230
BBB+      1,550          New York St. Dorm. Auth.,
                           Pension Reserve,
                           6.45%, 10/01/99 .....................      1,551,147
AAA       5,000          Oakland California Pension,
                           Ser. A, 6.20%, 12/15/99 .............      5,012,500
AAA       3,000          Ventura County California Pension,
                           5.92%, 11/01/99 .....................      3,002,460
                                                                   ------------
                                                                     15,330,904
                                                                   ------------
                         Total Long-Term Investments--74.3%
                           (cost $162,685,137) .................    162,422,826
                                                                   ------------
                         SHORT-TERM INVESTMENTS--32.6%
                         DISCOUNT NOTES--26.8%
                         Federal Home Loan Mortgage Corp.,
         13,435            4.60%, 7/01/99 ......................     13,435,000
         34,000            4.89%, 12/10/99 .....................     33,251,830
         12,000          Federal National Mortgage Association,
                           5.03%, 8/03/99 ......................     11,944,670
                                                                   ------------
                                                                     58,631,500
                                                                   ------------
                         COMMERCIAL PAPER--5.8%
P-2       5,000          Conagra Inc.,
                           4.88%, 11/29/99 .....................      4,897,655
P-2       8,000          Williams Holdings of Delaware Inc.,
                           5.05%, 11/18/99 .....................      7,842,889
                                                                   ------------
                                                                     12,740,544
                                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                       VALUE
RATING*    (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                         Total short-term investments
                           (cost $71,372,044) ..................   $ 71,372,044
                                                                   ------------
                         TOTAL INVESTMENTS--106.9%
                           (cost $234,057,181) .................    233,794,870
                         Liabilities in excess of other
                           assets--(6.9%) ......................    (15,081,232)
                                                                   ------------
                         NET ASSETS--100%                          $218,713,638
                                                                   ============
-------------------------
     *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
    **  Private placements restricted as to resale.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
                 ARM-- Adjustable Rate Mortgage.
               REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $234,057,181)
   (Note 1) ....................................................   $233,794,870
Cash ...........................................................          5,515
Interest receivable ............................................      2,040,315
                                                                   ------------
                                                                    235,840,700
                                                                   ------------
LIABILITIES
Payable for investments purchased ..............................     16,944,670
Investment advisory fee payable (Note 2) .......................         71,916
Administration fee payable (Note 2) ............................         17,979
Other accrued expenses .........................................         92,497
                                                                   ------------
                                                                     17,127,062
                                                                   ------------
NET ASSETS .....................................................   $218,713,638
                                                                   ============

Net assets were comprised of:
   Common stock, at par (Note 5) ...............................   $    216,106
   Paid-in capital in excess of par ............................    202,513,145
                                                                   ------------
                                                                    202,729,251
   Undistributed net investment income .........................     25,489,379
   Accumulated net realized losses .............................     (9,242,681)
   Net unrealized depreciation .................................       (262,311)
                                                                   ------------
   Net assets, June 30, 1999 ...................................   $218,713,638
                                                                   ============

Net asset value per share:
   ($218,713,638 / 21,610,583 shares of
   common stock issued and outstanding)                                  $10.12
                                                                         ======


--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of premium amortization of
     $513,430 and interest expense of
     $292,835) .................................................     $8,428,195
                                                                     ----------
Operating expenses
   Investment advisory .........................................        450,124
   Administration ..............................................        108,489
   Reports to shareholders .....................................         25,000
   Custodian ...................................................         22,000
   Directors ...................................................         21,000
   Audit .......................................................         15,000
   Registration ................................................         12,000
   Transfer agent ..............................................          9,000
   Legal .......................................................          5,000
   Miscellaneous ...............................................          6,153
                                                                     ----------
     Total operating expenses ..................................        673,766
                                                                     ----------
Net investment income ..........................................      7,754,429
                                                                     ----------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS (NOTE 3)
Net realized loss on investments ...............................     (1,346,259)
Net change in unrealized appreciation
   (depreciation) on investments ...............................     (1,145,711)
                                                                     ----------

Net loss on investments ........................................     (2,491,970)
                                                                     ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................     $5,262,459
                                                                     ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..............................................    $ 5,262,459
                                                                    -----------
Decrease in investments ........................................     17,364,651
Net realized loss ..............................................      1,346,260
Decrease in unrealized appreciation
   on investments ..............................................      1,145,711
Decrease in interest receivable ................................        953,389
Increase in payable for investments purchased ..................     16,944,670
Decrease in interest payable ...................................       (176,843)
Decrease in accrued expenses and
   other liabilities ...........................................       (208,765)
                                                                    -----------
   Total adjustments ...........................................     37,369,073
                                                                    -----------
Net cash flows provided by operating activities ................    $42,631,532
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities: ...............    $42,631,532
                                                                    -----------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements ...................    (38,344,942)
   Cash dividends paid .........................................     (4,317,695)
                                                                    -----------
Net cash flows used for financing activities ...................    (42,662,637)
                                                                    -----------
   Net decrease in cash ........................................        (31,105)
   Cash at beginning of period .................................         36,620
                                                                    -----------
   Cash at end of period .......................................    $     5,515
                                                                    ===========


--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                  FOR THE         FOR THE
                                                 SIX MONTHS      YEAR ENDED
                                                   ENDED        DECEMBER 31,
                                                JUNE 30, 1999       1998
                                                -------------   -------------
INCREASE (DECREASE) IN
  NET ASSETS

Operations:

   Net investment income ...................     $  7,754,429   $ 15,794,386

   Net realized loss on
      investments ..........................       (1,346,259)    (1,423,471)

   Net change in unrealized
      appreciation/(depreciation)
      on investments .......................       (1,145,711)    (1,435,963)
                                                 ------------   ------------

   Net increase in net assets
      resulting from
      operations ...........................        5,262,459     12,934,952

Dividends from net investment
   income ..................................       (3,598,063)    (9,355,048)
                                                 ------------   ------------

Total increase .............................        1,664,396      3,579,904


NET ASSETS

Beginning of period ........................      217,049,242    213,469,338
                                                 ------------   ------------
End of period ..............................     $218,713,638   $217,049,242
                                                 ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                         SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                             JUNE 30,     ----------------------------------------------------------
                                              1999        1998         1997         1996         1995        1994
                                              -----       -----        -----        -----        -----       -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....   $ 10.04      $  9.88      $  9.53     $  9.27      $  8.42      $  9.26
                                            -------      -------      -------     -------      -------      -------
   Net investment income (net of interest
     expense of $0.01, $0.15, $0.30, $0.26,
     $0.33 and $0.15, respectively) ......     0.36         0.74         0.57        0.64         0.63         0.72
   Net realized and unrealized gain (loss)    (0.11)       (0.15)        0.15         0.03        0.77        (0.93)
                                            -------      -------      -------    --------      -------      -------
Net increase (decrease) from
  investment operations ..................     0.25         0.59         0.72        0.67         1.40        (0.21)
                                            -------      -------      -------    --------      -------      -------
Dividends from net investment income .....    (0.17)       (0.43)       (0.37)      (0.41)       (0.55)       (0.63)
                                            -------      -------      -------    --------      -------      -------
Net asset value, end of period* ..........  $ 10.12      $ 10.04      $  9.88      $ 9.53      $  9.27      $  8.42
                                            =======      =======      =======    ========      =======      =======
Market value, end of period* .............  $  9.94      $  9.75      $  9.38      $ 8.88      $  8.14      $  7.50
                                            =======      =======      =======    ========      =======      =======
TOTAL INVESTMENT RETURN+ .................     3.63%        8.65%        5.86%      14.21%       15.25%      (14.88%)
                                            =======      =======      =======    ========      =======      =======

RATIOS TO AVERAGE NET ASSETS:
Operating expenses@ ......................     0.62%+++     0.70%        0.68%       0.65%        0.74%        0.71%
Net investment income ....................     7.17%+++     7.33%        5.86%       6.86%        7.12%        8.17%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ........ $218,179     $215,606     $208,747    $201,998     $192,717     $189,828
Portfolio turnover .......................       13%          22%          76%        106%         165%         109%
Net assets, end of period (in thousands)   $218,714     $217,049     $213,469    $206,004     $200,313     $181,919
Reverse repurchase agreements
   outstanding, end of period
   (in thousands) ........................       --     $ 38,345     $ 87,604    $ 94,960     $ 92,861     $ 79,443
Asset coverage++ .........................       --     $  6,660     $  3,437    $  3,169     $  3,157     $  3,290

-------------------------
   * Net asset value and market value are published in Barron's each Saturday, The New York Times and The Wall Street Journal each Monday.
   @ The ratios of operating expenses, including interest expense, to average net assets were 0.89%+++, 2.26%, 3.65%, 3.42%, 4.40% and 2.46% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 0.89%+++, 2.34%, 3.77%, 3.47%, 4.47% and 2.49%, for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock 1999 Term Trust Inc. (the "Trust"), a Maryland corporation is a diversified closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the

Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1999 aggregated $27,418,267 and $119,332,963, respectively.

     The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust did not hold any illiquid securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services could have interests that are in conflict with the holders of these mortgage backed securities and, such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services.

     The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $262,311 (gross unrealized appreciation -- $157,706; gross unrealized depreciation -- $420,017).

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of approximately $7,930,200 which will expire at the termination of the Trust. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:

     The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was approximately $17,463,817 at a weighted average interest rate of approximately 2.69%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1999 was $91,067,287 as of January 31, 1998 which was 29.8% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1999.

NOTE 5. CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 21,610,583 shares outstanding at June 30, 1999, the Adviser owned 10,583 shares.

NOTE 6. DIVIDENDS

     Since June 30, 1999, the Trust declared dividends from undistributed earnings of $0.0333 per share payable July 30, 1999 to shareholders of record on July 15, 1999.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors as follows:

         DIRECTOR                                      CLASS           TERM
         --------                                      ------          -----
         Richard E. Cavanagh                             I            3 years
         James Grosfeld                                  I            3 years
         James Clayburn La Force, Jr.                    I            3 years
         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                       VOTES FOR     VOTES AGAINST    ABSTENTIONS
                                                       --------      ------------     ----------
         Andrew F. Brimmer ........................... 14,977,359          --           2,303,097
         Kent Dixon .................................. 14,988,763          --           2,291,693
         Laurence D. Fink ............................ 14,985,413          --           2,295,043
         Ratification of Deloitte & Touche LLP ....... 16,867,552       244,072           168,832

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock 1999 TermTrust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1999. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Co. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cashflow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMs):         Mortgage instruments with interest rates that
                                   adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOs):       Mortgage-backed   securities  which  separate
                                   mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          This is income  generated by  securities in a
                                   portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders    may   elect   to   have   all
                                   distributions  of dividends and capital gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                              Government National Mortgage  Association,  a
                                   government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   government,   or  one  of  its   agencies  or
                                   instrumentalities,  such as GNMA  (Government
                                   National Mortgage Association), FNMA (Federal
                                   National  Mortgage   Association)  and  FHLMC
                                   (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE  MORTGAGES:  Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level
                                   interest     rate    index.     Interest-Only
                                   Securities: Mortgage securities including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a "Strip."

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:      Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday, The New York Times and The Wall Street
                                   Journal on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a "Strip."

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                        In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED
SECURITIES:                        Arrangements  in  which a pool of  assets  is
                                   separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------------------------
                                                                           STOCK          MATURITY
PERPETUAL TRUSTS                                                           SYMBOL           DATE
                                                                           ------         --------
The BlackRock Income Trust Inc.                                              BKT             N/A
The BlackRock North American Government Income Trust Inc.                    BNA             N/A
The BlackRock High Yield Trust                                               BHY             N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                           BNN            12/99
The BlackRock Target Term Trust Inc.                                         BTT            12/00
The BlackRock 2001 Term Trust Inc.                                           BTM            06/01
The BlackRock Strategic Term Trust Inc.                                      BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                             BQT            12/04
The BlackRock Advantage Term Trust Inc.                                      BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                    BCT            12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------------------------
                                                                           STOCK          MATURITY
PERPETUAL TRUSTS                                                           SYMBOL           DATE
                                                                           ------         --------
The BlackRock Investment Quality Municipal Trust Inc.                        BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc.             RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust                     RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.             RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc.               RNY            N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                               BMN           12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                         BRM           12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.              BFC           12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                      BRF           12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                BLN           12/08
The BlackRock Insured Municipal Term Trust Inc.                              BMT           12/10



 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.






                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 01702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

                   The accompanying financial statements as of
                 June 30, 1999 were not audited and accordingly,
                        no opinion is expressed on them.

                   This report is for shareholder information.
                    This is not a prospectus intended for use
                   in the purchase or sale of any securities.

                       THE BLACKROCK 1999 TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[LOGO} Printed on recycled paper                                    09247T-10-0

---------
BlackRock
---------
THE BLACKROCK
1999 TERM
TRUST INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999